UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2025

CEA INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027

(Address of principal executive office) (Zip Code)

(303) 993-5271

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BNC	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 3, 2025, CEA Industries Inc. (the “Company”) entered into Amendment No. 1 to the Registration Rights Agreement (the “Amendment”) with certain holders of the Company’s securities (the “Consenting Holders”) who collectively beneficially own at least 50.1% of the then outstanding Registrable Securities, as defined in the Registration Rights Agreement dated July 28, 2025 (the “Registration Rights Agreement”). The Amendment extends the deadline for the Company to file the initial resale registration statement (the “Initial Registration Statement”) with the Securities and Exchange Commission from the 30th calendar day following the closing date to the 45th calendar day, with the Company having the sole option, upon notice to all holders prior to the 45th calendar day, to further extend the Filing Date to no later than the 60th calendar day following the closing date.

The Amendment also provides that, for purposes of Section 2(d) of the Registration Rights Agreement, the Company’s failure to file the Initial Registration Statement on or before the 30th calendar day following the closing date will not constitute an “Event” or give rise to any “Event Date,” and no liquidated damages or other payments will accrue or be payable, provided the Company files the Initial Registration Statement on or before the 45th calendar day (or, if the extension is exercised, the 60th calendar day) following the closing date. Except as expressly amended by the Amendment, the Registration Rights Agreement remains in full force and effect in accordance with its terms.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.3.1	Form of Amendment No. 1 to the Registration Rights Agreement, dated September 3, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CEA Industries Inc.

Dated: September 9, 2025	By:	/s/ David Namdar
	Name:	David Namdar
	Title:	Chief Executive Officer